UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 27, 2025

VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 800
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VBTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 27, 2025, Veritex Holdings, Inc. (the "Company") held its 2025 annual meeting of shareholders (the “2025 Annual Meeting”) to consider and vote on the matters disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2025 (the “Proxy Statement”). The results of the items voted on at the 2025 Annual Meeting are as follows:

Proposal 1 – Election of Directors

The Company’s shareholders elected the persons listed below for a one-year term commencing on the date of the 2025 Annual Meeting and continuing until the 2026 annual meeting of shareholders or until each person’s successor is duly elected and qualified. The table below contains a summary of the number of votes for, votes withheld and broker non-votes for each nominated director:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
C. Malcolm Holland, III	37,288,677	1,455,484	4,600,760
Arcilia Acosta	37,173,867	1,570,294	4,600,760
Pat S. Bolin	34,676,367	4,067,794	4,600,760
April Box	37,340,969	1,403,192	4,600,760
Blake Bozman	35,319,763	3,424,398	4,600,760
William D. Ellis	38,470,050	274,111	4,600,760
William E. Fallon	35,876,282	2,867,879	4,600,760
Mark C. Griege	35,714,951	3,029,210	4,600,760
Gordon Huddleston	36,418,744	2,325,417	4,600,760
Steven D. Lerner	38,414,191	329,970	4,600,760
Manuel J. Mehos	38,497,237	246,924	4,600,760
Gregory B. Morrison	35,014,240	3,729,921	4,600,760
John T. Sughrue	36,510,982	2,233,179	4,600,760

Proposal 2 - Approval of the Company's 2025 Amended and Restated Omnibus Incentive Plan

The Company’s shareholders approved the Company’s 2025 Amended and Restated Omnibus Incentive Plan. The table below contains a summary of the number of votes for, votes against, votes abstained and broker non-votes for this proposal:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
37,645,326	1,009,659	89,176	4,600,760

Proposal 3 – Non-Binding Vote on Executive Compensation

The Company’s shareholders approved, in a non-binding advisory vote, the compensation of the Company's named executive officers as disclosed in the Proxy Statement. The table below contains a summary of the number of votes for, votes against, votes abstained and broker non-votes for this proposal:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
33,047,446	5,638,563	58,152	4,600,760

Proposal 4 – Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025. The table below contains a summary of the number of votes for, votes against, votes abstained and broker non-votes for this proposal:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
43,056,680	261,881	26,360	—

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer
Date:	5/28/2025